[**** Certain confidential portions have been omitted and filed separately with the Commission pursuant to a confidential treatment request under Rule 24b-2.]

                                                                    Exhibit 10.2


                                                             September 20th 1999

                                                             Ref: 2432

                                 AMENDMENT FOR:

                          Net-955 Mobile Data Terminal
                               Purchase Agreement

The following will amend the existing agreement, between Teletrac Inc. and Micronet Ltd for the purchasing of Mobile Data Terminals as originally signed by both parties on February 8th 1996.

This amendment is in pursuance of Teletrac's purchase order number 10062 dated September 16th 1999 and Emails from August 3, 10, 26 1999 by Mr. Chuck Scheiwe applying for additional **** Net-955 MDTs to be supplied on an equal monthly basis starting January 15 th 2000 through December 15 th 2000.

This amendment will become effective and part of the existing agreement between Teletrac Inc. and Micronet upon authorized signatures by both parties and will supersede the previous amendment of September 21 st 1997.

Teletrac Inc.                                Micronet Ltd.

By: Chuck Scheiwe                            By:  Eli Nahum
    ------------------------                      ------------------------


Title: Controller                            Title: Vice President Engin.
       ---------------------                        ----------------------

Signature: /s/ Chuck Scheiwe                 Signature: /s/ Eli Nahum
           -----------------                            ------------------

1.   AGREEMENT TO PURCHASE AND SELL.

1.1 SALE OF PRODUCTS. "Teletrac shall purchase from Micronet a minimum of **** terminals and Micronet shall sell to Teletrac a minimum of **** terminals, on the terms set forth herein and on the attached purchase order #10062 dated September 16 th 1999

     Terminals are defined as Micronet's production level Net-955 Mobile Data Terminal and are based on the upgraded version of the previous purchased Net-950 Mobile Data Terminal. Supplies of the Net-955 Mobile Data Terminals shall be produced in accordance to the prototypes of 200 units already tested and approved by Teletrac for serial production. Description, technical engineering, and operational specifications for the Net-955 Terminal and the protocol (the "Specifications") are set forth in Appendix "A" titled Ver. A Dated Dec. 21 st 1998. Micronet shall imprint serial numbers (including bar-coded serial numbers) on the back panel of each Terminal, and shall print, in white, "Net-955" on each Terminal.

1.2 INITIAL ORDER. "Teletrac hereby places an order for **** Terminals from Micronet (the "Initial Order"), of these, the order for the first **** units is firm and irrevocable. All of these terminals will be purchased in accordance with the terms and conditions of the existing agreement from February 8 th 1996 and this amendment.

     "CANCELLATION. Teletrac has the option to cancel all or part of the remaining **** units ordered by advanced written notice 3 months prior to delivery schedule ("Timely Cancellation") or with 2 month prior notice ("Late Cancellation"). Teletrac will pay a compensation fee for cancelled units as specified in Paragraph 3.1.

1.3 "INCREMENTAL ORDERS. Within the time period of the Initial Order for **** Terminals, ordered hereunder, incremental orders for additional Terminals shall be in writing and shall specify arrival dates of not less than 12 weeks from delivery of the order to Micronet. All incremental orders shall be for at least **** terminals per order and shall be filled in accordance with this amendment and the other terms of the existing agreement.

     SUBSEQUENT ORDERS. AFter the Initial Order of **** Terminals, ordered hereunder, have been purchased and supplied, subsequent orders for additional Terminals shall be in writing and shall specify arrival dates of not less than 12 weeks from delivery of the order to Micronet. Micronet may, by written notification delived to Teletrac within 10 working days of Micronet receipt of a subsequent order, elect not to fill the subsequent order. If Micronet does not notify Teletrac of its election to not fill the subsequent order, the order shall be filled as described in the existing agreement. All subsequent orders shall be for at least **** Terminals per order.

     The rest of this paragraph remains unchanged.

3.   PAYMENT

3.1  PRICE

     "The purchase price of each Terminal (including backet and screws) shall be: $ **** F.O.B. Israel.

     Compensation Fee:

     $ U.S. **** per unit for unit not delivered due to Timely Cancellation.

     $ U.S. **** per unit for unit not delivered due to Late Cancellation.

     The rest of this paragraph remains unchanged.

3.3  Terms of Payment

     Teletrac, by Bank wire transfer, shall make a down payment to Micronet's account in the amount of: U.S. $ **** (**** Dollars) as specified below:

     $**** no later than October 1 st 1999.

     $**** no later than November 1st 1999.

     Total:  $****

     Note: The down payment is a ****% of 3 month purchase sum. Incremental orders shall require ****% down payment to be credited upon payment of balance due prior to actual delivery.

     Payments in full for all shipments, as per paragraph 4 below will be made by wire transfer immediately prior to each delivery.

     Payment for the last delivery will include any cancellation fees and credit for the initial down payment.

4.   SHIPMENT

     4.1 SHIPMENT TERMS. Unless Teletrac notifies Micronet otherwise, as provided in Paragraph 12.2 or 1.2 Teletrac hereby orders **** Terminals to be shipped to Teletrac's facility described in paragraph 4.4, on the dates set forth in the following Shipment Schedule:

Number of                     Terminal            Date shipped to Teletrac
Terminals                     Type                Facility

****                          Net-955             January 15th 2000
****                          Net-955             February 15th 2000
****                          Net-955             March 15th 2000
****                          Net-955             April 15th 2000
****                          Net-955             May 15th 2000
****                          Net-955             June 15th 2000
****                          Net-955             July 15th 2000
****                          Net-955             August 15th 2000
****                          Net-955             September 15th 2000
****                          Net-950             October 15th 2000
****                          Net-950             November 15th 2000
****                          Net-950             December 15th 2000

TOTAL:  **** MDTs

     First Note of the original agreement: "Micronet is allowed to accelarate shipments . . . . . . .. in Paragraph 3.3 above." is cancelled.

     Shipments dates are conditional on Teletrac complying on time with payment terms of paragraph 3.3 above.

4.3  RESCHEDULING SHIPMENTS DATES

     This paragraph is no longer valid.

                                                                      APPENDIX A

                           MESSAGE DATA TERMINAL (MDT)

                                     NET-955

                                 SPECIFICATIONS

                            Ver. A, December 21, 1998

                           Teletrac, Inc. Proprietary


1.   SCOPE

          This document defines the specifications of the Message Data Terminal
(MDT) to be integrated with the Telectrac system Vehicle Location Units (VLUs).

                                      ****

          [22 pages redacted and filed separately with the Commission pursuant to a confidential treatment request under Rule 24b-2.]